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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2000

TCF Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10253	41-1591444
(Commission File Number)	(IRS Employer Notification No.)

801 Marquette Avenue,
Mail Code EX0-03-A,
Minneapolis, Minnesota 55402
(Address of principal executive offices)

(612) 661-6500
(Registrant's Telephone Number)

Item 9.  Regulation FD Disclosure

    Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by Mr. William A. Cooper, Chairman and Chief Executive Officer, or other senior officers. This information includes selected financial and operational information through the third quarter of 2000 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP). Most, but not all, of the selected financial information furnished herein is derived from the Company's consolidated financial statements and related footnotes prepared in accordance with GAAP and management's decision and analysis included in the Company's reports on Form 10-K and 10-Q. The Company's annual financial statements are subject to independent audit. Certain financial information has not been prepared in accordance with GAAP. Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

    The presentation is also available on the company's website at www.tcfexpress.com. TCF Financial Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the company.

TCF Financial Corporation

Reflecting on a
Decade of Progress

1.)  Corporate Profile

    At Sept. 30, 2000

  •
  $11 billion bank headquartered in Wayzata, Minnesota, 49th Largest* in the U.S.

  •
  351 branches, including 212 full-service supermarket branches (4th largest in U.S.); 1,393 ATMs, 1,006 off-site (6th largest in U.S.); 1.1 million checking accounts; 1.1 million debit cards (16th largest U.S issuer)

  •
  EPS +17% YTD, stock price +51% YTD, +1,870% since 1990

  •
  Repurchased 1.5 million shares YTD 2000, and 12.3 million shares since January 1998 or 13% of shares outstanding (net of reissued)

*
Source: Keefe, Bruyette & Woods, Inc., June 30, 2000

2.)  Corporate Profile

    At Sept. 30, 2000

  •
  Bank Branches located in five mid-western states

Traditional	139	Colorado	11
Supermarket	212	Illinois	169
Total	351	Michigan	56
		Minnesota	83
		Wisconsin	32

3.)  Corporate Philosophy

  •
  TCF banks everybody including middle and lower income customers

  •
  TCF emphasizes Power Business Lines that create and grow Power Assets® and Power Liabilities®

  •
  TCF competes by offering convenient services (open 7 days a week, 360+ days/year, supermarket branches, ATMs, phone banking, Internet banking, etc.)

  •
  TCF is one of the few banks in the U.S. that is expanding top-line revenue growth through de novo expansion (opened 173 new branches in last 3 years) and by the introduction of new products and services

4.)  TCF Growth Strategies

Core Business	Emerging Business	Strategic Initiatives
Traditional Branches	Supermarket Banking	New Card Products
Commercial Lending	Supermarket Consumer Lending	Discount Brokerage
Consumer Lending	Debit Cards	Small Business Banking
Mortgage Lending	Leasing & Equipment Finance	Debt Waiver
ATM's	Internet Banking Campus Banking	Insurance Products

5.) Commercial Lending	+19%*

	Dec-91	Dec-92	Dec-93	Dec-94	Dec-95	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
	($ millions) As originally reported
Commercial Business	87.4	78.4	89.4	100.4	167.9	157.1	240.2	289.1	351.4	379.0
Commercial Real Estate	729.1	676.8	687.2	634.8	967.8	858.2	859.9	811.4	1,073.5	1,250.5

Total	817	755	777	735	1,136	1,015	1,100	1,101	1,425	1,630

As originally reported

*
Twelve-month growth rate

6.)  Commercial Loans

    As of 9/30/00 or YTD annualized

  •
  Commercial Real Estate—$1,251 million, 24% apartment loans

  •
  Commercial Business—$379 million

  •
  Only 3% of outstandings to national shared credits—all in market, all current

  •
  Yield 8.66%

  •
  Over-30-day delinquency rate .29%

  •
  Net recovery .06%

  •
  CRE location mix 88% Midwest, 12% Other

  •
  Approximately 96 % secured

7.) Consumer Home Equity Lending	+12%*

	Dec-91	Dec-92	Dec-93	Dec-94	Dec-95	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
	($ millions)
80% or less	N/A	N/A	N/A	N/A	N/A	N/A	N/A	970.2	949.0	977.6
Over 80-90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	453.5	570.6	627.6
Over 90-100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	48.5	398.9	472.6
Over 100%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	54.0	56.5	42.6

Total	654	722	759	875	1,113	1,294	1,520	1,526	1,975	2,120

As originally reported

*
Twelve-month growth rate
N/A
Not available

8.)  Consumer Home Equity Loans

    As of 9/30/00 or YTD annualized

  •
  Consumer home equity loans and lines of credit 48% variable rate and 52% fixed rate

  •
  68% are closed-end loans

  •
  Yield 10.11%

  •
  Over-30-day delinquency rate .72%

  •
  Net charge-offs .12%

  •
  Average current loan value 77%

  •
  Average FICO score 690

  •
  Average debt to income 33%

9.)  TCF CommandLine Card

  •
  Launched card in September 1999

  •
  Targeted to new and existing credit line customers

  •
  Higher-yielding product—Power Assets®

  •
  Contributes to EFT revenues

  •
  Taps unused credit lines

10.) Leasing and Equipment Finance	+74%*

	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
	($ millions) As originally reported
Total Loans and Leases	0	369	399	493	743

*
Twelve-month loan/lease growth rate

11.)  Leasing and Equipment Finance

    September 30, 2000

  •
  Purchased Winthrop Resources Corporation—specializing in business-equipment leasing in June 1997

  •
  Launched TCF Leasing, Inc.—specializing in general equipment leasing in September 1999

  •
  Backlog increased by 61% since year-end to $201.5 million

  •
  Residuals as a percentage of portfolio are 4% (excluding leverage leases) vs. industry average range from 10-20%

  •
  Over 30-day delinquency rate 1.04%

  •
  YTD net charge-offs .34%

Source: ELA Survey, 2/22/2000

12.) Retail Distribution Growth	+5%*

	Dec-91	Dec-92	Dec-93	Dec-94	Dec-95	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
Supermarket Branches	20	20	27	27	38	48	63	160	195	212
Traditional Branches	58	60	106	106	147	148	158	151	143	139

Total	78	80	133	133	185	196	221	311	338	351

*
Twelve-month growth rate

13.) Supermarket—Deposit Growth	+31%*

	Dec-91	Dec-92	Dec-93	Dec-94	Dec-95	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
	In millions
Deposits ($1,025)	85	100	198	215	267	304	379	618	826	1,025
Number of Supermarket Branches (212)	20	20	27	27	38	48	63	160	195	212

*
Twelve-month growth rate

14.)  Supermarket Banking

    Sept. 30, 2000

  •
  4th largest supermarket branch franchise in America * with 212 branches

  •
  2.54% average rate on deposits, fees are 12% of total supermarket deposits

  •
  162 new branches in the last three years

  •
  50 "mature" branches opened more than three years

  •
  Average mature branch has $11 million in deposits and earns an estimated $250 thousand per year in profit **

*
SNL Securities
**
Based on 3Q00 earnings

15.) Supermarket—Fee Income Growth	+33%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions) As originally reported
First Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.8	17.4	23.3
Second Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.2	21.6	28.5
Third Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.7	23.1	30.0
Fourth Quarter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.8	24.6

Total	3	4	10	12	14	16	22	53	87	82

*
YTD supermarket fee income growth rate ('00 vs. '99)
N/A
Not Available

16.)  Chicagoland Expansion (Map)

    TCF National Bank Illinois

  *
  Traditional and Cub Branches

  **
  Jewel Branches

17.) Supermarket Consumer Loans	+26%*

	12/95	12/96	12/97	12/98	12/99	Sep-00
Consumer Loans ($ millions)	68	75	88	108	193	224

*
Twelve-month loan growth rate

18.) Debit Cards	+51%*

	Debit Card Revenue
	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
	($ millions)
First Quarter		0.3	1.9	3.5	6.0
Second Quarter		0.7	2.7	4.8	7.1
Third Quarter		1.1	3.0	5.3	7.5
Fourth Quarter		1.6	3.5	5.9

Total		3.7	11.1	19.5	20.6

(000's) # of Cards	3	602	774	929	1,050
  •
  16th largest U.S. Visa debit card issuer **

  •
  4.3 million transactions per month

*
YTD revenue growth rate ('00 vs. '99)

**
Source: Visa, at September 30, 2000

19.) Debit Card and ATM Revenue Growth	+18%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions)
First Quarter	3.1	3.0	3.2	3.9	4.1	4.9	6.3	10.1	14.4	17.4
Second Quarter	3.0	3.3	3.4	4.0	4.6	5.1	7.3	12.6	16.9	19.9
Third Quarter	2.9	3.2	3.5	4.1	5.0	5.5	8.4	13.5	18.0	20.9
Fourth Quarter	2.8	3.2	3.5	4.1	4.7	6.0	8.8	14.3	17.8

Total	12	13	14	16	18	21	31	51	67	58

*
YTD EFT revenue growth rate ('00 vs. '99)

20.)  ATMs

    September 2000

  •
  1,393 ATMs in the Midwest: 387 on-site, 1,006 off-site, 6th largest among banks*

  •
  3.5 million transactions per month at TCF ATMs (39% non-TCF deposit customers)

  •
  1.1 million TCF customer transactions per month at non-TCF ATMs

  •
  1.2 million ATM cards outstanding of which 1.1 million are debit cards

*
American Banker, December 6, 1999

21.)  TCF Express Phone Card

  •
  Launched in February 2000

  •
  Customers earn free long-distance minutes from MCI WorldCom every time they make a purchase totaling $10 or more using their free TCF Check Cards

  •
  Increased activation and usage rate on debit cards

  •
  Additional free service to customers

22.)  Money Manager Preferred Account

  •
  Designed to meet needs of high-end customers

  •
  Competitive money market interest rates

  •
  Money Manager Preferred Card acts like a credit card rather than a traditional debit card

  •
  Purchases are accumulated throughout the month and posted at one time

  •
  Increased fee revenues

  •
  Piloted in Illinois, full roll-out expected later in 2000

23.)  On-Line Banking Accounts

	05/00	06/00	07/00	08/00	09/00
Number of Accounts	3,800	8,300	12,500	16,300	19,500

24.)  On-LineAccount Statistics

    Sept. 30, 2000

  •
  25% of on-line accounts have an average balance of $5,000 or more compared to 6% for accounts not on-line

  •
  56% of on-line accounts have direct deposit compared to 31% for accounts not on-line

  •
  93% of on-line customers are paying a monthly access fee

  •
  91% of on-line accounts have checks paid monthly compared to 72% for accounts not on-line

  •
  96% of on-line accounts have a deposit credit(s) monthly compared to 80% for accounts not on-line

25.) Number of Checking Accounts	+10%*

	Dec-92	Dec-93	Dec-94	Dec-95	Dec-96	Dec-97	Dec-98	Dec-99	Sep-00
Bank Branches	337	439	443	527	546	605	614	630	638
Free Small Business Checking					8	23	39	53	62
Supermarket Branches	51	71	83	95	115	144	260	361	433
Total	388	510	526	622	669	772	913	1,044	1,133
Rate	0.81	0.65	0.65	0.51	0.45	0.45	0.22	0.10	0.22

As originally reported

*
Twelve-month checking account growth rate

26.) Fee Revenue Per Retail Checking Account	+10%*

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000**
As originally reported ($)	106	115	114	109	111	118	124	143	168	180

*
YTD growth rate ('00 vs. '99)

**
YTD annualized 9-30-00

27.) Diluted EPS Growth	+17%*

	1991	1992	1993**	1994	1995**	1996***	1997	1998	1999	2000
	As originally reported ($)
First Quarter	0.14	0.20	0.20	0.25	0.27	0.36	0.40	0.43	0.44	0.51
Second Quarter	0.14	0.22	0.24	0.28	0.32	0.37	0.42	0.45	0.49	0.59
Third Quarter	0.16	0.25	0.24	0.31	0.34	0.38	0.43	0.42	0.52	0.59
Fourth Quarter	0.17	0.31	0.24	0.32	0.35	0.39	0.43	0.46	0.55

Total	0.61	0.99	0.92	1.16	1.29	1.51	1.69	1.76	2.00	1.69

Cash EPS	0.84	1.07	0.95	1.18	1.31	1.53	1.73	1.88	2.10	1.76

*
YTD EPS growth rate ('00 vs. '99)

**
Before merger-related charges

***
Before FDIC special assessment

28.) Net Income	+11%*

	1991	1992	1993**	1994	1995**	1996***	1997	1998	1999	2000
	As originally reported ($ millions)
First Quarter	4.3	8.1	9.8	12.2	20.2	26.3	33.0	39.9	37.3	40.7
Second Quarter	4.5	9.0	11.9	13.9	23.4	26.7	34.9	40.2	41.0	46.7
Third Quarter	4.9	9.9	12.1	15.5	24.4	27.0	37.2	36.6	42.8	46.7
Fourth Quarter	5.3	12.6	12.1	15.8	25.5	27.4	39.9	39.5	45.0
Total	19	40	46	57	94	107	145	156	166	134
Cash Net Income	26	43	48	59	95	109	149	167	174	140

*
YTD net income growth rate ('00 vs. '99)

**
Before merger-related charges

***
Before FDIC special assessment

29.)  Net Interest Income

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions) As originally reported
First Quarter	27.8	31.4	44.3	45.7	75.6	84.5	90.1	109.2	104.8	106.8
Second Quarter	29.4	35.3	47.1	49.6	79.3	85.9	92.6	107.3	106.7	110.2
Third Quarter	29.7	35.1	46.7	54.5	81.5	85.8	99.9	104.6	106.6	110.7
Fourth Quarter	29.8	37.2	46.3	55.3	82.8	84.0	111.0	104.7	106.1

Total	117	139	184	205	319	340	394	426	424	328

30.) Fees and Other Revenues	+18%

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	($ millions) As originally reported
First Quarter	16.7	19.4	23.1	24.6	27.3	30.9	41.0	53.3	63.9	73.0
Second Quarter	19.4	20.6	25.3	25.4	29.1	33.5	45.8	58.5	68.4	82.4
Third Quarter	17.7	20.3	27.7	26.6	30.7	34.8	50.2	66.0	72.1	85.6
Fourth Quarter	19.4	20.2	27.5	26.0	32.7	36.8	51.6	64.7	74.8

Total	73	81	104	103	120	136	189	243	279	241

3.13% of Average Assets in 3Q00

42% of Total Revenues YTD 2000

*
YTD revenue growth rate ('00 vs. '99)

31.)  Net Charge-Offs

	1996	1997	1998	1999	YTD 2000
Net Charge-offs ($ millions)	15.9	17.9	25.9	26.4	1.8
Net Charge-offs (Excluding Auto) ($ millions)	6.0	4.1	6.1	5.2
NPAs/Loans & Leases	.89%	.84%	.69%	.45%	.51%

32.)  New Businesses

  •
  Discount Brokerage

  •
  De novo

  •
  Cross selling and account growth opportunities

  •
  Expanded fee income generation

  •
  Launch date in first half of 2001

  •
  Small Business Banking

  •
  Loans up to $150,000

  •
  Totally Free Small Business Checking Accounts

  •
  Business debit card

33.)  New Businesses

  •
  Debt waiver

  •
  Piloted in Colorado and Michigan

  •
  Another source of fee revenue

  •
  Insurance Products

  •
  Single premium life insurance product

  •
  Began selling summer 2000

34.)  How We Are Doing…

Financial
Highlights

35.)  Financial Highlights

	3Q00	3Q99	Change
Top-Line Revenue (in millions)	$196.0	$178.7	10%
Expenses (in millions)	$113.8	$114.1
Net Income (in millions)	$46.7	$42.8	9%
Diluted Earnings per Share	$.59	$.52	13%
ROA	1.71%	1.66%	5	bps
RORE	21.52%	20.37%	115	bps
Diluted Cash Earnings per Share	$.61	$.54	13%
Cash ROA	1.78%	1.73%	5	bps
Cash RORE	22.39%	21.27%	112	bps

36.)  Financial Highlights

	YTD00	YTD99	Change
Top-Line Revenue (in millions)	$568.4	$522.6	9%
Expenses (in millions)	$336.7	$329.8	2%
Net Income (in millions)	$134.1	$121.1	11%
Diluted Earnings per Share	$1.69	$1.45	17%
ROA	1.66%	1.58%	8	bps
RORE	20.94%	19.42%	152	bps
Diluted Cash Earnings per Share	$1.76	$1.52	16%
Cash ROA	1.73%	1.65%	8	bps
Cash RORE	21.83%	20.33%	150	bps

37.)  Power Profits

	YTD - 9/30/00
Average Balance ($ in millions)	Balance	Income*
Commercial Lending	$1,524	$12,339
Consumer Lending	2,276	19,771
Leasing and Equipment Finance	605	15,833
Mortgage Banking	57	505
Total Power Assets®	$4,462	$48,448
Traditional Branches (139)	$5,746	$55,666
Mature Supermarkets (50)	504	8,089
"New" Supermarkets (162)	424	(2,780)
Total Power Liabilities®	$6,674	$60,975
Equity		$20,492
Total Power Businesses		$129,915
% of Total		93.0%

*
Profit center cash net income ($ in thousands)

38.)  TCF vs. Top 50 Banks*

    YTD 6/30/00

	TCF	Top 50 Banks Average
ROA	1.63%	1.26%
	TCF	Top 50 Banks Average
ROCE	22.1%	16.5%

*
Represents the fifty largest banks in the U.S. based on asset size 6/30/00

Source: Keefe, Bruyette & Woods Securities, SNL Securities, Bigcharts.com and Yahoo.com

39.)  TCF vs. Top 50 Banks*

    6/30/00

	TCF	Top 50 Banks Average
YTD Net Interest Margin	4.35%	3.81%
	TCF	Top 50 Banks Average
YTD Diluted EPS Growth	18.3%	(2.4)%

*
Represents the fifty largest banks in the U.S. based on asset size 6/30/00

Source: Keefe, Bruyette & Woods Securities, SNL Securities, Bigcharts.com and Yahoo.com

40.)  How TCF Compares

Sept. 30, 2000

	TCF	WFC	FITB	FSR	NCBC
YTD Price Change	51%	14%	10%	6%	(12)%
YTD ROA	1.66%	1.86%	1.94%	1.69%	1.63%
YTD ROE	22.23%	18.54%	19.80%	19.64%	19.92%
YTD Diluted EPS	$1.76	$1.89	$1.33	$.96	$.59
P/E *	16.8x	18.6x	34.1x	18.2x	22.7x

*
Based on trailing four quarters diluted EPS

41.)  Cautionary Statement

    This investor presentation contains "forward-looking" statements, such as TCF's philosophy. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF's loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties. The investor presentation provides data as of the end of the third quarter 2000 (September 30, 2000). From time-to-time, we may add additional information, but the financial information will generally be updated only quarterly, and thus the data will not disclose current quarter information.

Glossary of Financial Terms

Cash Net Income

    Net income excluding goodwill charges (on an after-tax basis).

Cash Earnings Per Common share (Cash EPS)

    Cash Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted Cash EPS).

Cash Return on Average Assets (Cash ROA)

    Annualized Cash Net Income divided by average total assets for the period.

Cash Return on Average Realized Common Equity (Cash ROE)

    Annualized Cash Net Income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Fee Revenue Per Retail Checking Account

    Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

    Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

    Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Profit Center Cash Net Income

    Cash Net Income for specific profit divisions as determined for management reporting purposes including all allocations and transfer-pricing conventions deemed appropriate/reasonable by management and subject to modification over time.

Return on Average Assets (ROA)

    Annualized net income divided by average total assets for the period.

Return on Average Realized Common Equity (RORE)

    Annualized net income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Top-Line Revenue

    Net interest income plus Fees and Other Revenues.

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

Dated: December 4, 2000
TCF FINANCIAL CORPORATION
	BY	/s/ NEIL W. BROWN Neil W. Brown
	Its	Executive Vice President Chief Financial Officer and Treasurer

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